UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CPI AEROSTRUCTURES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applied:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CPI AEROSTRUCTURES, INC. You May Vote Your Proxy When You View The c/o Continental Proxy Services – 8th Floor Material On The Internet. You Will Be Asked 17 Battery Place, New York NY 10004–1123 To Follow The Prompts To Vote Your Shares. CPI AEROSTRUCTURES, INC. 91 Heartland Blvd. Edgewood, New York 11717 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on June 28, 2016 To the Shareholders of CPI Aerostructures, Inc.: Shareholders of record as of May 9, 2016 are encouraged and cordially invited to attend the 2016 Annual Meeting of Shareholders. You may vote in person at the Annual Meeting or you may vote by proxy, as explained in this notice. Under Securities and Exchange Commission (“SEC”) rules, you are receiving this notice that the proxy materials for our 2016 Annual Meeting of Shareholders are available on the Internet. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.cstproxy.com/cpiaero/2016 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 14, 2016 to facilitate timely delivery. The 2016 Annual Meeting of Shareholders of CPI Aerostructures Inc. (the “Company”) will be held at the offices of Graubard Miller, our general counsel, located at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174, on Tuesday, June 28, 2016, at 9:00 a.m. Only shareholders who owned stock at the close of business on the record date, May 9, 2016, may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place. Proposals to be voted on at the Annual Meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals: (1) To elect Douglas McCrosson and Michael Faber as Class III directors to serve for the ensuing three-year period until their successors are elected and qualified; (2) To approve, the CPI AeroStructures, Inc. 2016 Long-Term Incentive Plan; (3) To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and (4) To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof. Vote Your Proxy on the Internet: COMPANY ID: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. PROXY NUMBER: ACCOUNT NUMBER: The Proxy Materials are available for review at: http://www.cstproxy.com/cpiaero/2016

CPI AEROSTRUCTURES, INC. 91 Heartland Blvd. Edgewood, New York 11717 (631) 586-5200 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 28, 2016. This notice also constitutes notice of the 2016 Annual Meeting of Shareholders of the Company. You may access the following proxy materials at www.cstproxy.com/cpiaero/2015: • Notice of the 2016 Annual Meeting of Shareholders; • The Company’s 2016 Proxy Statement; • The Company’s Annual Report to Shareholders for the year ended December 31, 2015; and • Proxy Card. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., proxy number, and account number, found on the reverse side of this notice. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0690 or By logging on to http://www.cstproxy.com/cpiaero/2016 or By email at: proxy@continentalstock.com Please include the company name and your account number in the subject line.